UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒                                    Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to Section 240.14a-12

Duff & Phelps Utility and Corporate Bond Trust Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

200 South Wacker Dr., Suite 500

Chicago, IL 60606

January 10, 2020

DEAR FELLOW SHAREHOLDER:

I am pleased to forward you a press release dated December 19, 2019, in which your Duff & Phelps Utility and Corporate Bond Trust Inc. (the “Fund”) announced that the Board of Directors had approved a 43% increase in your monthly dividend. Starting with the dividend to be paid on January 31, 2020, your monthly dividend will increase from $0.035 to $0.05 per share.

Your Board and your Fund’s management continue to be committed to maximizing income for each shareholder consistent with investing in securities of investment grade quality.

On behalf of your Board and the rest of your management team, we thank you for your continued support of the Fund.

Sincerely,

/s/ Daniel J. Petrisko

DANIEL J. PETRISKO

CHIEF INVESTMENT OFFICER

* * *

The Fund intends to file a proxy statement and accompanying proxy card with the U.S. Securities and Exchange Commission (“SEC”) on or before January 16, 2020 in connection with the solicitation of proxies from the Fund’s shareholders with respect to matters to be considered at the Fund’s 2020 annual meeting of shareholders (the “Proxy Statement”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS TO THE PROXY STATEMENT, AS WELL AS ANY OTHER DOCUMENTS FILED BY THE FUND WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

The Fund, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be considered at the Fund’s 2020 annual meeting of shareholders. Information regarding the names of the Fund’s directors and executive officers and their respective interests in the Fund by security holdings or otherwise, as well as those of other participants (if any), will be found in the Proxy Statement.

Shareholders will be able to obtain copies of the Proxy Statement, the accompanying proxy card, any amendments or supplements to such proxy statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Fund’s website at https://www.dpimc.com/duc or by calling the Fund’s administrator toll-free at (833) 604-3163.

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. ANNOUNCES

DIVIDENDS AND A 43% INCREASE IN ITS CURRENT DISTRIBUTION RATE

CHICAGO, December 19, 2019 – On December 19, 2019, the Board of Directors of Duff & Phelps Utility and Corporate Bond Trust Inc. (NYSE: DUC) (the “Fund”), a closed-end fund advised by Duff & Phelps Investment Management Co., authorized the payment of dividends on the Fund’s common stock as follows:

Cents Per Share	Ex-Dividend Date	Record Date	Payable Date

5.0	January 14, 2020	January 15, 2020	January 31, 2020

5.0	February 14, 2020	February 18, 2020	February 28, 2020

5.0	March 13, 2020	March 16, 2020	March 31, 2020

The Board of Directors determined that the Fund’s monthly dividend payable January 31, 2020, February 28, 2020 and March 31, 2020 will be in the amount of 5.0 cents per share. This dividend rate represents an increase of 1.5 cents per share and 43% from the previous 3.5 cent per share monthly distribution rate. This new dividend rate is subject to re-evaluation as the interest rate and credit environment changes. The Fund’s adviser will continue to closely monitor the markets in which the Fund is invested and intends to investigate all options available to support the distribution rate in the future.

About the Fund

Duff & Phelps Utility and Corporate Bond Trust Inc. is a closed-end diversified investment management company whose primary investment objective is high current income consistent with investing in securities of investment grade quality.

The fund seeks to achieve its objectives by investing substantially all of its assets in a diversified portfolio of utility income securities, corporate income securities, mortgage-backed securities and asset-backed securities. For more information, visit www.dpimc.com/duc or call (800) 338-8214.

(more)

200 South Wacker Drive • Suite 500 • Chicago IL 60606 • Phone (312) 263-2610 • Fax (312) 876-1028

DUFF & PHELPS UTILITY AND CORPORATE BOND TRUST INC. ANNOUNCES

DIVIDENDS AND A 43% INCREASE IN ITS CURRENT DISTRIBUTION RATE - 2

About the Investment Adviser

Duff & Phelps Investment Management Co. has more than 40 years of experience managing investment portfolios, including institutional separate accounts and open- and closed-end funds investing in utilities, infrastructure and real estate investment trusts (REITs). For more information, visit www.dpimc.com.

Duff & Phelps is a subsidiary of Virtus Investment Partners (NASDAQ: VRTS), a multi-boutique asset manager with $104.1 billion under management as of September 30, 2019. Virtus provides investment management products and services to individuals and institutions through a multi-manager asset management business, comprising a number of individual affiliated managers, each with a distinct investment style, autonomous investment process and individual brand. Additional information can be found at www.virtus.com.

###

Source:         Duff & Phelps Utility and Corporate Bond Trust Inc.

Contact:       Timothy P. Riordan or Clayton J. Minor, (833) 604-3163

* * *

Additional Information

The Fund intends to file a proxy statement and accompanying proxy card with the U.S. Securities and Exchange Commission (“SEC”) on or before January 16, 2020 in connection with the solicitation of proxies from the Fund’s shareholders with respect to matters to be considered at the Fund’s 2020 annual meeting of shareholders (the “Proxy Statement”). INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND ANY AMENDMENTS AND SUPPLEMENTS TO THE PROXY STATEMENT, AS WELL AS ANY OTHER DOCUMENTS FILED BY THE FUND WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION.

The Fund, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Fund’s shareholders in connection with the matters to be

200 South Wacker Drive • Suite 500 • Chicago IL 60606 • Phone (312) 263-2610 • Fax (312) 876-1028

considered at the Fund’s 2020 annual meeting of shareholders. Information regarding the names of the Fund’s directors and executive officers and their respective interests in the Fund by security holdings or otherwise, as well as those of other participants (if any), will be found in the Proxy Statement.

Shareholders will be able to obtain copies of the Proxy Statement, the accompanying proxy card, any amendments or supplements to such proxy statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Fund’s website at https://www.dpimc.com/duc or by calling the Fund’s administrator toll-free at (833) 604-3163.

200 South Wacker Drive • Suite 500 • Chicago IL 60606 • Phone (312) 263-2610 • Fax (312) 876-1028